SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 21, 2003


                             EVEREST RE GROUP, LTD.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        Bermuda                      1-15731                    Not Applicable
----------------------------      -------------              -------------------
(State or Other Jurisdiction      (Commission                (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)


c/o ABG Financial & Management Services, Inc.
      Parker House, Wildey Road
       St. Michael, Barbados                                      Not Applicable
---------------------------------------------                     --------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: 246-228-7398


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits
     --------

     Exhibit No.                    Description
     -----------                    -----------
     10.1                           Amendment  of  Employment  Agreement  by and
                                    among Everest Reinsurance  Company,  Everest
                                    Re  Group  Ltd.,   Everest  Global  Services
                                    Inc. and Joseph V. Taranto, dated April 18,
                                    2003.


     99.1 *                         News Release of the registrant, dated
                                    April 21, 2003





     * Exhibit 99.1 is being furnished to the Securities and Exchange Commission ("SEC") pursuant to Item 12 and is not being filed with the SEC. Therefore, this exhibit is not incorporated by reference in any of the registrant's other SEC filings.



ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 21, 2003, the registrant issued a news release announcing its first quarter 2003 results. A copy of that news release is furnished herewith as
Exhibit 99.1 and is incorporated herein by reference.

The news release furnished herewith contains information regarding the registrant's operating income. Operating income differs from net income, the most directly comparable generally accepted accounting principle financial measure, only by the exclusion of realized gains and losses on investments. Management believes that presentation of operating income provides useful information to investors because it more accurately measures and predicts the registrant's results of operations by removing the variability arising from the management of the registrant's investment portfolio. In addition, management, analysts and investors use operating income to evaluate the financial performance of the registrant and the insurance industry in general.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                    EVEREST RE GROUP, LTD.



                                                By: /s/ STEPHEN L. LIMAURO
                                                    ----------------------------
                                                    Stephen L. Limauro
                                                    Executive Vice President and
                                                    Chief Financial Officer

Dated:  April 21, 2003

                                  EXHIBIT INDEX


Exhibit
Number                       Description of Document                    Page No.
-------                      -----------------------                    --------

10.1                 Amendment of Agreement dated April 18, 2003.              5

99.1                 Press Release of the registrant, dated                    6
                     April 21, 2003.